EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Pacific Media Group Enterprises, Inc. (the “Company”), for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Maurice Masters, chief executive officer of the Company, and Daniel Behling, chief financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:

/s/ Maurice Masters

Maurice Masters

Chief Executive Officer

Dated:  November 8, 2016

By:

/s/ Daniel Masters

Daniel Masters

Chief Financial Officer

Dated:  November 8, 2016

1